Symetra Retirement Passport Group Variable Annuity

Supplement dated April 4, 2017
to Prospectus dated May 1, 2010 as supplemented

Effective April 5, 2017, the subaccount invested in the BlackRock Global Opportunities V.I. Fund will be available only to Participants that have been continuously invested in it since April 5, 2017.